UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2019

Date of reporting period: March 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

MAR    03.31.19

SEMI-ANNUAL REPORT

AB LIMITED DURATION HIGH INCOME PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Limited Duration High Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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SEMI-ANNUAL REPORT

May 14, 2019

This report provides management’s discussion of fund performance for AB Limited Duration High Income Portfolio for the semi-annual reporting period ended March 31, 2019.

The Fund’s investment objective is to seek the highest level of income that is available without assuming what the Adviser considers to be undue risk to principal.

NAV RETURNS AS OF MARCH 31, 2019 (unaudited)

	6 Months	12 Months

AB LIMITED DURATION HIGH INCOME PORTFOLIO

Class A Shares	2.45%	4.60%

Class C Shares	2.07%	3.72%

Advisor Class Shares[1]	2.58%	4.77%

Bloomberg Barclays Global High Yield 1-5 Year Index (USD hedged)	2.70%	4.53%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Global High Yield 1-5 Year Index (USD hedged), for the six- and 12-month periods ended March 31, 2019.

During the six-month period, all share classes of the Fund underperformed the benchmark, before sales charges. Industry allocation detracted, relative to the benchmark, primarily due to underweight positions in real estate investment trusts and sovereigns. Yield-curve positioning also weighed on performance, particularly an underweight in two-year maturities along the US yield curve. Security selection added to returns, helped most by selections within energy and telecommunications. Country allocation (a result of bottom-up security analysis combined with fundamental research) also contributed. Currency positioning did not have a significant impact on overall returns in the period.

During the 12-month period, Class A and Advisor Class shares outperformed the benchmark, while Class C underperformed, before sales charges. Security decisions contributed to performance, as gains from selection within energy outweighed losses from selection within other consumer cyclicals and consumer non-cyclicals. Industry positioning

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boosted returns further, helped by an underweight to sovereigns and the Fund’s utilization of total return swap derivatives. Country allocation was also positive. The Fund’s short duration exposures in the eurozone and the UK detracted, as yields there mostly rose during the period. Currency positioning did not did not meaningfully affect overall performance.

During both periods, the Fund utilized currency forwards and currency options, both purchased and written, to hedge currency exposure as well as to manage active currency risk. Purchased and written equity options were used to hedge market exposure. Interest rate swaps and treasury futures were used to manage duration, country exposure and yield-curve positioning. Equity futures were used to hedge active risk. Total return swaps, purchased credit default swap swaptions and credit default swaps, both single name and index, were used to hedge high-yield credit risk as well as to take active credit and growth risk.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets generally performed well over the six-month period ended March 31, 2019. Concerns regarding global trade tensions, geopolitical uncertainty and tighter monetary policy gave way to risk-on sentiment following a more dovish US Federal Reserve (the “Fed”), trade-talk progress and Chinese policy stimulus. Developed-market treasuries rallied, outpacing the positive returns of investment-grade securities and global high yield. Although slowing Chinese growth and US-China trade tensions weighed on emerging-market debt performance during the first part of the period, emerging-market debt sectors ultimately rallied, a function of positive idiosyncratic developments and a more favorable macro backdrop.

After quarterly rate increases in 2018, the Fed surprised markets with a dovish pivot during the first quarter of 2019. Markets around the globe reacted positively to the Fed’s tightening pause. Following the Fed surprise, and compounded by signs of slowing global economic growth, the US Treasury curve inverted—temporarily—along the three-month to 10-year portion at the end of the period. Although the European Central Bank formally ended its bond-buying program, the bank also turned more dovish in 2019, citing a continent-wide economic slowdown, and pushed out any rate hikes until at least 2020. The Bank of Japan downgraded its view of the economy due to concerns about weak global growth negatively affecting the country’s exports and industrial output.

The Fund’s Senior Investment Management Team (the “Team”) continues to utilize its high-quality strategy that seeks attractive returns with less volatility than traditional high-yield approaches. The Team seeks to manage interest-rate risk by maintaining an average duration of less than four years. The Fund’s primary investments are high-yield corporate fixed-income securities from developed and emerging markets, particularly lower rated, investment-grade and unrated debt securities.

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INVESTMENT POLICIES

The Fund invests primarily in fixed-income securities, with an emphasis on corporate fixed-income securities rated below investment-grade (commonly known as “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than four years, although it may invest in individual fixed-income securities with durations in excess of four years.

The Fund may also invest in investment-grade fixed-income securities, high-yield securities of governments and government-related issuers, loan participations and, to a lesser extent, equity securities and derivatives related to these instruments. The Fund will not invest more than 10% of its net assets in securities rated at or below Caa1 by Moody’s Investors Service, CCC+ by S&P Global Ratings or CCC by Fitch Ratings at the time of purchase. (For the purpose of this 10% limit, the Fund will rely on the highest rating from any of the three rating agencies, and the notional amount of derivatives related to these instruments will be counted.)

The Fund will invest on a global basis, including securities of issuers in both developed- and emerging-market countries. The Fund may invest in securities denominated in foreign currencies, although it expects to use hedging instruments frequently to attempt to limit the currency exposure resulting from such investments.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, the Fund may use credit default and interest rate swaps to gain exposure to the fixed-income markets. In determining when and to what extent to enter into derivative transactions, the Adviser will consider factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. Derivatives such as options and forwards may also be used for hedging purposes, including to hedge against interest-rate, credit market and currency fluctuations.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Global High Yield 1-5 Year Index (USD hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global High Yield 1-5 Year Index represents the performance of non-investment grade fixed-income securities in the US, developed and emerging markets with more than one year and less than five years remaining until maturity, hedged to the US dollar. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			3.67%

1 Year	4.60%	0.20%

5 Years	3.12%	2.23%

Since Inception[2]	4.67%	4.06%

CLASS C SHARES			3.09%

1 Year	3.72%	2.72%

5 Years	2.36%	2.36%

Since Inception[2]	3.90%	3.90%

ADVISOR CLASS SHARES[3]			4.10%

1 Year	4.77%	4.77%

5 Years	3.39%	3.39%

Since Inception[2]	4.94%	4.94%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.05%, 1.80% and 0.80% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with acquired fund fees and expenses of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.95%, 1.70% and 0.70% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2020. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2019.

2	Inception date: 12/7/2011.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	0.20%

5 Years	2.23%

Since Inception[1]	4.06%

CLASS C SHARES

1 Year	2.72%

5 Years	2.36%

Since Inception[1]	3.90%

ADVISOR CLASS SHARES[2]

1 Year	4.77%

5 Years	3.39%

Since Inception[1]	4.94%

1	Inception date: 12/7/2011.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,024.50	$4.80	0.95%	$4.85	0.96%
Hypothetical**	$1,000	$1,020.14	$4.78	0.95%	$4.84	0.96%
Class C
Actual	$1,000	$1,020.70	$8.56	1.70%	$8.61	1.71%
Hypothetical**	$1,000	$1,016.40	$8.55	1.70%	$8.60	1.71%
Advisor Class
Actual	$1,000	$1,025.80	$3.54	0.70%	$3.59	0.71%
Hypothetical**	$1,000	$1,021.39	$3.53	0.70%	$3.58	0.71%
Class R
Actual	$1,000	$1,024.20	$6.06	1.20%	$6.06	1.20%
Hypothetical**	$1,000	$1,018.95	$6.04	1.20%	$6.04	1.20%
Class K
Actual	$1,000	$1,025.50	$4.80	0.95%	$4.80	0.95%
Hypothetical**	$1,000	$1,020.19	$4.78	0.95%	$4.78	0.95%
Class I
Actual	$1,000	$1,025.80	$3.54	0.70%	$3.54	0.70%
Hypothetical**	$1,000	$1,021.44	$3.53	0.70%	$3.53	0.70%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

March 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $256.9

1

All data are as of March 31, 2019. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

March 31, 2019 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 46.7%
Industrial – 40.8%
Basic – 4.4%
Axalta Coating Systems LLC 4.875%, 8/15/24(a)	U.S.$	300	$302,679
Berry Global, Inc. 6.00%, 10/15/22		645	665,253
CF Industries, Inc. 7.125%, 5/01/20		896	937,144
Constellium NV 6.625%, 3/01/25(a)		250	255,203
Eldorado Gold Corp. 6.125%, 12/15/20(a)		233	228,533
FMG Resources (August 2006) Pty Ltd. 4.75%, 5/15/22(a)		980	982,509
5.125%, 3/15/23-5/15/24(a)		340	339,754
Freeport-McMoRan, Inc. 3.55%, 3/01/22		805	798,834
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(a)		329	316,083
Lecta SA 6.50%, 8/01/23(a)	EUR	298	310,882
Novelis Corp. 6.25%, 8/15/24(a)	U.S.$	283	289,090
OCI NV 5.00%, 4/15/23(a)	EUR	300	355,034
Peabody Energy Corp. 6.00%, 3/31/22(a)	U.S.$	1,430	1,439,181
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(a)		1,433	1,458,149
Sealed Air Corp. 4.875%, 12/01/22(a)		1,200	1,237,236
Valvoline, Inc. 5.50%, 7/15/24		73	74,209
WR Grace & Co.-Conn 5.125%, 10/01/21(a)		1,381	1,425,717

			11,415,490

Capital Goods – 2.8%
ARD Finance SA 6.625% (6.625% Cash or 7.375% PIK), 9/15/23(b)	EUR	255	289,748
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.25%, 9/15/22(a)	U.S.$	888	888,568
6.75%, 5/15/24(a)	EUR	398	473,244

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ball Corp. 4.00%, 11/15/23	U.S.$	700	$704,907
Bombardier, Inc. 6.00%, 10/15/22(a)		26	26,241
6.125%, 1/15/23(a)		390	394,953
7.50%, 3/15/25(a)		26	26,757
BWAY Holding Co. 4.75%, 4/15/24(a)	EUR	900	1,030,767
Clean Harbors, Inc. 5.125%, 6/01/21	U.S.$	795	796,582
Cleaver-Brooks, Inc. 7.875%, 3/01/23(a)		139	129,559
Colfax Corp. 6.00%, 2/15/24(a)		194	201,987
Crown European Holdings SA 2.25%, 2/01/23(a)	EUR	116	134,599
GFL Environmental, Inc. 5.625%, 5/01/22(a)	U.S.$	405	392,878
Owens-Brockway Glass Container, Inc. 5.00%, 1/15/22(a)		503	516,194
TA MFG. Ltd. 3.625%, 4/15/23(a)(c)	EUR	695	793,891
Tervita Escrow Corp. 7.625%, 12/01/21(a)	U.S.$	450	447,745

			7,248,620

Communications - Media – 5.6%
Altice Financing SA 6.625%, 2/15/23(a)		1,193	1,219,723
Altice Luxembourg SA 7.75%, 5/15/22(a)		718	718,043
AMC Networks, Inc. 4.75%, 12/15/22		898	908,749
5.00%, 4/01/24		711	715,444
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(a)		614	612,883
5.25%, 9/30/22		936	953,690
CSC Holdings LLC 5.375%, 7/15/23(a)		716	729,489
6.75%, 11/15/21		346	369,774
DISH DBS Corp. 5.125%, 5/01/20		144	144,913
6.75%, 6/01/21		391	403,383
7.875%, 9/01/19		606	615,351
Lamar Media Corp. 5.00%, 5/01/23		671	680,481

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Netflix, Inc. 5.50%, 2/15/22	U.S.$	954	$1,001,070
Radiate Holdco LLC/Radiate Finance, Inc. 6.875%, 2/15/23(a)		119	117,798
RR Donnelley & Sons Co. 7.00%, 2/15/22		19	19,378
Sinclair Television Group, Inc. 5.375%, 4/01/21		718	718,057
6.125%, 10/01/22		745	760,094
Sirius XM Radio, Inc. 3.875%, 8/01/22(a)		850	848,683
4.625%, 5/15/23(a)		130	131,422
6.00%, 7/15/24(a)		125	129,529
TEGNA, Inc. 4.875%, 9/15/21(a)		1,398	1,405,353
Virgin Media Secured Finance PLC 5.25%, 1/15/21		743	764,889
5.25%, 1/15/26(a)		335	336,983

			14,305,179

Communications - Telecommunications – 3.4%
Altice France SA/France 5.625%, 5/15/24(a)	EUR	535	619,641
CB T-Mobile USA, Inc. 6.00%, 3/01/23(c)(d)(e)(f)	U.S.$	731	– 0	–
6.50%, 1/15/24(c)(d)(e)(f)		235	– 0	–
CenturyLink, Inc. Series S 6.45%, 6/15/21		464	482,978
Series T 5.80%, 3/15/22		260	265,585
DKT Finance ApS 7.00%, 6/17/23(a)	EUR	215	261,404
9.375%, 6/17/23(a)	U.S.$	200	214,824
Frontier Communications Corp. 8.75%, 4/15/22		343	243,602
Intelsat Jackson Holdings SA 9.50%, 9/30/22(a)		927	1,068,015
Level 3 Financing, Inc. 5.375%, 8/15/22		883	888,687
Level 3 Parent LLC 5.75%, 12/01/22		953	963,826
Sable International Finance Ltd. 6.875%, 8/01/22(a)		271	282,209
Sprint Communications, Inc. 7.00%, 3/01/20(a)		667	686,216

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

T-Mobile USA, Inc. 6.00%, 3/01/23	U.S.$	731	$751,570
6.375%, 3/01/25		125	130,211
6.50%, 1/15/24		235	244,174
Wind Tre SpA 2.625%, 1/20/23(a)	EUR	972	1,059,048
Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/01/23	U.S.$	602	609,790

			8,771,780

Consumer Cyclical - Automotive – 0.5%
IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK), 9/15/21(a)(b)		200	200,284
Meritor, Inc. 6.25%, 2/15/24		400	412,040
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 5/15/26(a)	EUR	110	125,685
6.25%, 5/15/26(a)	U.S.$	48	48,961
8.50%, 5/15/27(a)		254	254,836
Tenneco, Inc. 5.00%, 7/15/24(a)	EUR	230	269,974

			1,311,780

Consumer Cyclical - Entertainment – 0.7%
AMC Entertainment Holdings, Inc. 5.875%, 2/15/22	U.S.$	664	674,710
NCL Corp., Ltd. 4.75%, 12/15/21(a)		1,069	1,082,470

			1,757,180

Consumer Cyclical - Other – 3.5%
Beazer Homes USA, Inc. 8.75%, 3/15/22		804	840,727
Cirsa Finance International SARL 6.25%, 12/20/23(a)	EUR	108	128,074
Eldorado Resorts, Inc. 6.00%, 4/01/25	U.S.$	252	255,251
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125%, 12/01/24		743	772,400
International Game Technology PLC 6.25%, 2/15/22(a)		250	260,275
KB Home 7.00%, 12/15/21		144	154,411
7.625%, 5/15/23		355	386,286
8.00%, 3/15/20		265	275,913

16 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Marriott Ownership Resorts, Inc./ILG LLC 6.50%, 9/15/26(a)	U.S.$	380	$398,335
MGM Resorts International 6.00%, 3/15/23		302	319,628
6.625%, 12/15/21		916	980,981
7.75%, 3/15/22		96	106,119
PulteGroup, Inc. 4.25%, 3/01/21		1,367	1,382,215
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 6.125%, 8/15/21(a)		43	43,155
Samsonite Finco SARL 3.50%, 5/15/26(a)	EUR	100	112,016
Samsonite Finco Sarl 3.50%, 5/15/26(a)		115	128,818
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)	U.S.$	1,137	1,119,047
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.25%, 4/15/21(a)		896	896,717
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50%, 3/01/25(a)		395	390,418

			8,950,786

Consumer Cyclical - Restaurants – 0.2%
Stonegate Pub Co. Financing PLC 4.875%, 3/15/22(a)	GBP	394	513,473

Consumer Cyclical - Retailers – 2.3%
Asbury Automotive Group, Inc. 6.00%, 12/15/24	U.S.$	497	512,482
Group 1 Automotive, Inc. 5.00%, 6/01/22		1,377	1,388,883
Hanesbrands, Inc. 4.625%, 5/15/24(a)		710	712,286
L Brands, Inc. 6.625%, 4/01/21		490	515,402
7.00%, 5/01/20		155	161,102
Penske Automotive Group, Inc. 5.75%, 10/01/22		1,393	1,419,996
Sonic Automotive, Inc. 5.00%, 5/15/23		1,043	1,006,370
William Carter Co. (The) 5.25%, 8/15/21		110	111,444
5.625%, 3/15/27(a)		143	147,984

			5,975,949

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 3.5%
Acadia Healthcare Co., Inc. 5.625%, 2/15/23	U.S.$	578	$584,219
Albertsons Cos. LLC/Safeway, Inc./New Albertsons LP/Albertson’s LLC 6.625%, 6/15/24		257	260,017
Bausch Health Cos., Inc. 5.50%, 3/01/23(a)		555	558,230
6.50%, 3/15/22(a)		439	454,299
CHS/Community Health Systems, Inc. 5.125%, 8/01/21		956	939,270
DaVita, Inc. 5.125%, 7/15/24		790	781,120
5.75%, 8/15/22		161	164,049
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		1,610	1,608,777
HCA Healthcare, Inc. 6.25%, 2/15/21		260	273,221
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)		685	706,194
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(a)		897	919,613
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.75%, 8/01/22(a)		3	2,832
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 5/01/23(a)		82	87,369
Tenet Healthcare Corp. 4.50%, 4/01/21		388	393,793
4.75%, 6/01/20		125	126,561
6.00%, 10/01/20		582	603,924
Vizient, Inc. 10.375%, 3/01/24(a)		475	515,926

			8,979,414

Energy – 5.5%
California Resources Corp. 8.00%, 12/15/22(a)		290	227,914
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23		560	551,236
8.25%, 7/15/25		125	129,904
Cheniere Corpus Christi Holdings LLC 7.00%, 6/30/24		511	576,342
Chesapeake Energy Corp. 5.75%, 3/15/23		275	268,128
7.00%, 10/01/24		550	548,537

18 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Covey Park Energy LLC/Covey Park Finance Corp. 7.50%, 5/15/25(a)	U.S.$	68	$63,148
DCP Midstream Operating LP 4.95%, 4/01/22		1,011	1,038,085
Denbury Resources, Inc. 9.00%, 5/15/21(a)		375	364,661
Diamond Offshore Drilling, Inc. 3.45%, 11/01/23		450	385,294
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, 6/15/24		108	103,711
6.75%, 8/01/22		642	658,056
Gulfport Energy Corp. 6.00%, 10/15/24		400	362,624
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(a)		195	198,319
HighPoint Operating Corp. 7.00%, 10/15/22		545	518,448
Hilcorp Energy I LP/Hilcorp Finance Co. 5.00%, 12/01/24(a)		520	506,475
Murphy Oil USA, Inc. 6.00%, 8/15/23		50	51,342
Nabors Industries, Inc. 4.625%, 9/15/21		906	893,262
Nine Energy Service, Inc. 8.75%, 11/01/23(a)		283	292,277
Noble Holding International Ltd. 7.75%, 1/15/24		45	40,516
PBF Holding Co. LLC/PBF Finance Corp. 7.25%, 6/15/25		135	138,564
QEP Resources, Inc. 5.25%, 5/01/23		344	325,286
5.375%, 10/01/22		328	320,404
Range Resources Corp. 5.00%, 8/15/22-3/15/23		1,092	1,067,084
5.875%, 7/01/22		31	31,414
Sanchez Energy Corp. 7.25%, 2/15/23(a)		480	386,184
SemGroup Corp. 7.25%, 3/15/26		403	390,676
SemGroup Corp./Rose Rock Finance Corp. 5.625%, 7/15/22		241	238,289
SM Energy Co. 6.125%, 11/15/22		115	115,202

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23	U.S.$	1,150	$1,168,101
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(a)		272	287,115
Transocean, Inc. 9.00%, 7/15/23(a)		485	517,063
Weatherford International Ltd. 7.75%, 6/15/21		415	373,919
Whiting Petroleum Corp. 5.75%, 3/15/21		1,081	1,093,150
WPX Energy, Inc. 6.00%, 1/15/22		11	11,418

			14,242,148

Other Industrial – 1.2%
Algeco Global Finance PLC 6.50%, 2/15/23(a)	EUR	109	127,402
8.00%, 2/15/23(a)	U.S.$	251	251,876
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		866	859,591
7.00%, 6/15/23		417	412,630
KAR Auction Services, Inc. 5.125%, 6/01/25(a)		264	260,666
LKQ Corp. 4.75%, 5/15/23		292	292,803
Rexel SA 2.625%, 6/15/24(a)	EUR	225	259,451
Travis Perkins PLC 4.50%, 9/07/23(a)	GBP	485	646,710

			3,111,129

Services – 2.3%
APX Group, Inc. 7.875%, 12/01/22	U.S.$	1,276	1,280,440
Aramark Services, Inc. 5.125%, 1/15/24		141	144,920
Arena Luxembourg Finance SARL 2.875%, 11/01/24(a)	EUR	109	125,229
Carlson Travel, Inc. 6.75%, 12/15/23(a)	U.S.$	816	816,082
eDreams ODIGEO SA 5.50%, 9/01/23(a)	EUR	169	187,233
Intertrust Group BV 3.375%, 11/15/25(a)		400	458,751
Nielsen Finance LLC/Nielsen Finance Co. 4.50%, 10/01/20	U.S.$	560	560,616
5.00%, 4/15/22(a)		680	671,588

20 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(a)	U.S.$	431	$452,994
Ritchie Bros Auctioneers, Inc. 5.375%, 1/15/25(a)		85	86,887
Sabre GLBL, Inc. 5.25%, 11/15/23(a)		166	169,527
5.375%, 4/15/23(a)		792	811,024

			5,765,291

Technology – 3.0%
ADT Security Corp. (The) 3.50%, 7/15/22		868	836,283
Amkor Technology, Inc. 6.375%, 10/01/22		305	310,103
CommScope Finance LLC 5.50%, 3/01/24(a)		827	846,831
Dell International LLC/EMC Corp. 5.875%, 6/15/21(a)		542	552,027
7.125%, 6/15/24(a)		211	223,654
First Data Corp. 5.375%, 8/15/23(a)		1,284	1,313,211
Infor US, Inc. 6.50%, 5/15/22		545	553,546
IQVIA, Inc. 3.25%, 3/15/25(a)	EUR	248	284,225
4.875%, 5/15/23(a)	U.S.$	673	684,993
Iron Mountain, Inc. 4.375%, 6/01/21(a)		294	295,752
6.00%, 8/15/23		521	535,333
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(a)		195	211,370
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 2/01/23(a)		558	536,439
Xerox Corp. 4.125%, 3/15/23		426	415,401

			7,599,168

Transportation - Services – 1.9%
EC Finance PLC 2.375%, 11/15/22(a)	EUR	225	255,549
Europcar Mobility Group 5.75%, 6/15/22(a)		871	1,001,471
Herc Rentals, Inc. 7.50%, 6/01/22(a)	U.S.$	243	253,182
Hertz Corp. (The) 6.25%, 10/15/22		145	137,521
7.375%, 1/15/21		948	948,663

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hertz Holdings Netherlands BV 5.50%, 3/30/23(a)	EUR	221	$255,929
Loxam SAS 3.50%, 4/15/22(a)		112	127,934
4.25%, 4/15/24(a)		105	123,473
6.00%, 4/15/25(a)		320	377,439
Park Aerospace Holdings Ltd. 4.50%, 3/15/23(a)	U.S.$	155	154,222
XPO Logistics, Inc. 6.125%, 9/01/23(a)		1,311	1,322,510

			4,957,893

			104,905,280

Financial Institutions – 4.5%
Banking – 2.2%
Ally Financial, Inc. 3.75%, 11/18/19		380	381,353
4.125%, 3/30/20-2/13/22		506	509,768
Banco Bilbao Vizcaya Argentaria SA 5.875%, 9/24/23(a)(g)	EUR	200	218,180
Banco Santander SA 6.75%, 4/25/22(a)(g)		600	714,274
Barclays PLC 8.00%, 12/15/20(g)		340	410,496
8.00%, 6/15/24(g)	U.S.$	340	348,075
CIT Group, Inc. 5.00%, 8/15/22		108	112,632
5.25%, 3/07/25		746	794,386
Royal Bank of Scotland Group PLC Series U 4.921% (LIBOR 3 Month + 2.32%), 9/30/27(g)(h)		900	838,746
Societe Generale SA 7.375%, 9/13/21(a)(g)		386	399,166
8.00%, 9/29/25(a)(g)		386	411,183
UniCredit SpA 9.25%, 6/03/22(a)(g)	EUR	427	528,725

			5,666,984

Brokerage – 0.2%
LPL Holdings, Inc. 5.75%, 9/15/25(a)	U.S.$	385	390,255

Finance – 1.2%
goeasy Ltd. 7.875%, 11/01/22(a)		626	656,693

22 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lincoln Finance Ltd. 6.875%, 4/15/21(a)	EUR	204	$233,347
7.375%, 4/15/21(a)	U.S.$	200	203,662
Navient Corp. 5.50%, 1/25/23		506	508,915
6.50%, 6/15/22		496	517,695
7.25%, 9/25/23		137	145,373
8.00%, 3/25/20		296	307,858
SLM Corp. 5.125%, 4/05/22		449	441,062

			3,014,605

Insurance – 0.1%
Polaris Intermediate Corp. 8.50%, 12/01/22(a)(b)		270	267,557

Other Finance – 0.7%
Intrum AB 2.75%, 7/15/22(a)	EUR	731	807,700
LHC3 PLC 4.125% (4.125% Cash or 4.875% PIK), 8/15/24(a)(b)		572	651,129
Lincoln Financing SARL 3.625%, 4/01/24(a)		327	370,506

			1,829,335

REITS – 0.1%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.625%, 5/01/24	U.S.$	371	387,250

			11,555,986

Utility – 1.4%
Electric – 1.0%
AES Corp./VA 4.00%, 3/15/21		829	839,462
Calpine Corp. 5.50%, 2/01/24		140	139,230
6.00%, 1/15/22(a)		719	728,520
Talen Energy Supply LLC 4.60%, 12/15/21		2	1,928
9.50%, 7/15/22(a)		849	917,803

			2,626,943

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Natural Gas – 0.4%
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23	U.S.$	944	$977,040

			3,603,983

Total Corporates – Non-Investment Grade (cost $120,354,422)			120,065,249

CORPORATES – INVESTMENT GRADE – 24.3%
Industrial – 16.1%
Basic – 2.2%
Anglo American Capital PLC 3.625%, 9/11/24(a)		1,323	1,310,339
ArcelorMittal 6.25%, 2/25/22		780	841,511
Equate Petrochemical BV 3.00%, 3/03/22(a)		505	496,067
Glencore Finance Canada Ltd. 4.25%, 10/25/22(a)		610	627,287
Glencore Finance Europe Ltd. 1.875%, 9/13/23(a)	EUR	290	337,835
Glencore Funding LLC 4.125%, 5/30/23(a)	U.S.$	300	305,826
Gold Fields Orogen Holdings BVI Ltd. 4.875%, 10/07/20(a)		242	244,658
INEOS Finance PLC 4.00%, 5/01/23(a)	EUR	353	401,126
Mosaic Co. (The) 3.25%, 11/15/22	U.S.$	1,130	1,132,859

			5,697,508

Capital Goods – 1.2%
CNH Industrial Capital LLC 4.375%, 4/05/22		648	666,163
CNH Industrial NV 4.50%, 8/15/23		854	887,101
Masco Corp. 5.95%, 3/15/22		572	612,984
Rolls-Royce PLC 2.125%, 6/18/21(a)	EUR	791	931,439

			3,097,687

Communications - Media – 0.8%
Cox Communications, Inc. 3.35%, 9/15/26(a)	U.S.$	484	471,774

24 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Omnicom Group, Inc./Omnicom Capital, Inc. 3.60%, 4/15/26	U.S.$	407	$403,642
Time Warner Cable LLC 4.00%, 9/01/21		769	781,427
Warner Media LLC 2.95%, 7/15/26		434	410,998

			2,067,841

Communications - Telecommunications – 0.9%
Hughes Satellite Systems Corp. 6.50%, 6/15/19		665	668,504
Qwest Corp. 6.75%, 12/01/21		265	281,621
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)		1,385	1,400,041

			2,350,166

Consumer Cyclical - Automotive – 1.5%
Fiat Chrysler Automobiles NV 4.50%, 4/15/20		456	460,884
General Motors Financial Co., Inc. 5.10%, 1/17/24		852	887,068
Schaeffler Finance BV 4.75%, 5/15/23(a)		469	475,243
Volkswagen International Finance NV Series 4Y 0.50%, 3/30/21(a)	EUR	800	901,196
ZF North America Capital, Inc. 4.50%, 4/29/22(a)	U.S.$	751	750,940
4.75%, 4/29/25(a)		400	389,484

			3,864,815

Consumer Cyclical - Entertainment – 0.4%
Carnival Corp. 1.875%, 11/07/22	EUR	785	930,238

Consumer Cyclical - Other – 1.2%
Lennar Corp. 4.50%, 6/15/19	U.S.$	150	150,024
MDC Holdings, Inc. 5.625%, 2/01/20		645	657,449
Standard Industries, Inc./NJ 5.375%, 11/15/24(a)		295	300,664
5.50%, 2/15/23(a)		964	980,542
Toll Brothers Finance Corp. 4.375%, 4/15/23		867	870,451

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.875%, 2/15/22	U.S.$	237	$249,160

			3,208,290

Consumer Non-Cyclical – 2.1%
CVS Health Corp. 4.10%, 3/25/25		488	500,908
HCA, Inc. 5.875%, 3/15/22		608	652,001
6.50%, 2/15/20		416	427,943
McKesson Corp. 0.625%, 8/17/21	EUR	845	958,770
MEDNAX, Inc. 5.25%, 12/01/23(a)	U.S.$	809	818,837
Mylan NV 3.15%, 6/15/21		240	239,263
Mylan, Inc. 3.125%, 1/15/23(a)		467	456,446
Smithfield Foods, Inc. 3.35%, 2/01/22(a)		370	362,352
Tyson Foods, Inc. 4.00%, 3/01/26		180	184,052
4.35%, 3/01/29		199	205,754
Universal Health Services, Inc. 4.75%, 8/01/22(a)		480	485,525

			5,291,851

Energy – 3.0%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 6.25%, 10/15/22		470	483,738
Antero Resources Corp. 5.125%, 12/01/22		651	654,795
Cenovus Energy, Inc. 3.00%, 8/15/22		386	377,913
3.80%, 9/15/23		30	29,980
Energy Transfer Operating LP 4.25%, 3/15/23		509	520,290
7.50%, 10/15/20		501	532,543
EQM Midstream Partners LP Series 10Y 5.50%, 7/15/28		204	206,109
Murphy Oil Corp. 4.00%, 6/01/22		296	296,921
Newfield Exploration Co. 5.75%, 1/30/22		319	340,424
ONEOK, Inc. 4.35%, 3/15/29		323	328,704

26 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sabine Pass Liquefaction LLC 5.75%, 5/15/24	U.S.$	387	$426,424
Southern Star Central Corp. 5.125%, 7/15/22(a)		2,000	1,999,600
Williams Cos., Inc. (The) 3.35%, 8/15/22		679	683,875
3.70%, 1/15/23		814	827,895

			7,709,211

Services – 0.7%
IHS Markit Ltd. 5.00%, 11/01/22(a)		1,446	1,509,118
Total System Services, Inc. 3.75%, 6/01/23		333	339,773

			1,848,891

Technology – 1.9%
Agilent Technologies, Inc. 3.875%, 7/15/23		495	511,944
Broadcom, Inc. 3.625%, 10/15/24		390	386,950
4.25%, 4/15/26		390	387,118
Ingram Micro, Inc. 5.45%, 12/15/24		89	87,719
NXP BV/NXP Funding LLC 4.125%, 6/01/21(a)		537	546,752
4.625%, 6/01/23(a)		509	529,548
Sanmina Corp. 4.375%, 6/01/19(a)		1,209	1,210,475
Seagate HDD Cayman 4.75%, 1/01/25		79	76,824
4.875%, 3/01/24		536	534,724
Western Digital Corp. 4.75%, 2/15/26		571	546,145

			4,818,199

Transportation - Services – 0.2%
United Rentals North America, Inc. 4.625%, 7/15/23		402	409,333

			41,294,030

Financial Institutions – 8.1%
Banking – 6.0%
ABN AMRO Bank NV 6.25%, 4/27/22(a)		787	843,869
7.75%, 5/15/23(i)		200	228,900
American Express Credit Corp. 0.625%, 11/22/21	EUR	696	793,870
BBVA Bancomer SA/Texas 6.50%, 3/10/21(a)	U.S.$	520	541,642

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BNP Paribas SA 6.75%, 3/14/22(a)(g)	U.S.$	383	$391,196
7.625%, 3/30/21(a)(g)		383	402,207
Capital One Bank USA, NA 3.375%, 2/15/23		509	508,206
Citigroup Capital XVIII 1.721% (Sterling LIBOR 3 Month + 0.89%), 6/28/67(h)	GBP	643	767,672
Citigroup, Inc. 0.75%, 10/26/23(a)	EUR	369	419,319
Compass Bank 2.875%, 6/29/22	U.S.$	687	679,484
Cooperatieve Rabobank UA 6.875%, 3/19/20(a)	EUR	500	596,710
Credit Agricole SA 6.625%, 9/23/19(a)(g)	U.S.$	442	445,487
Credit Agricole SA/London 3.375%, 1/10/22(a)		323	324,547
Credit Suisse Group Funding Guernsey Ltd. Series E 1.25%, 4/14/22(a)	EUR	960	1,106,355
Deutsche Bank AG/New York NY 3.375%, 5/12/21	U.S.$	598	588,671
Goldman Sachs Group, Inc. (The) 2.00%, 7/27/23(a)	EUR	801	947,312
ING Bank NV 5.80%, 9/25/23(a)	U.S.$	705	759,955
Lloyds Banking Group PLC 7.625%, 6/27/23(a)(g)	GBP	410	564,827
Mitsubishi UFJ Financial Group, Inc. 2.95%, 3/01/21	U.S.$	345	345,483
Morgan Stanley 5.00%, 11/24/25		662	708,545
Nordea Bank Abp 5.50%, 9/23/19(a)(g)		419	418,824
Royal Bank of Scotland Group PLC 6.00%, 12/19/23		344	366,914
6.10%, 6/10/23		681	723,379
Santander Holdings USA, Inc. 4.40%, 7/13/27		345	343,354
Santander UK PLC 5.00%, 11/07/23(a)		263	270,088
Standard Chartered PLC 5.20%, 1/26/24(a)		506	532,823
UBS Group Funding Switzerland AG 7.125%, 2/19/20-8/10/21(a)(g)		802	822,836

			15,442,475

28 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 0.4%
Berkshire Hathaway, Inc. 0.625%, 1/17/23	EUR	843	$965,929

REITS – 1.7%
EPR Properties 5.25%, 7/15/23	U.S.$	650	685,561
GLP Capital LP/GLP Financing II, Inc. 4.375%, 4/15/21		106	107,520
5.375%, 11/01/23		1,024	1,073,019
HCP, Inc. 3.875%, 8/15/24		344	352,366
4.20%, 3/01/24		58	60,008
Omega Healthcare Investors, Inc. 4.375%, 8/01/23		325	332,007
Regency Centers LP 3.75%, 6/15/24		400	405,704
Sabra Health Care LP/Sabra Capital Corp. 5.375%, 6/01/23		889	897,917
5.50%, 2/01/21		316	320,158
Spirit Realty LP 4.45%, 9/15/26		303	298,840

			4,533,100

			20,941,504

Utility – 0.1%
Electric – 0.1%
DPL, Inc. 6.75%, 10/01/19		219	222,384

Total Corporates – Investment Grade (cost $62,279,823)			62,457,918

BANK LOANS – 8.7%
Industrial – 8.4%
Basic – 0.2%
Berry Global, Inc. (fka Berry Plastics Corporation) 4.243% (LIBOR 1 Month + 1.75%), 1/06/21(j)		288	286,741
Foresight Energy LLC 8.379% (LIBOR 3 Month + 5.75%), 3/28/22(j)		161	157,540
Starfruit Finco B.V. (Starfruit US Holdco LLC) (fka AkzoNobel) 5.740% (LIBOR 1 Month + 3.25%), 10/01/25(j)		98	95,977

			540,258

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 1.2%
Accudyne Industries Borrower S.C.A. / Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 5.499% (LIBOR 1 Month + 3.00%), 8/18/24(j)	U.S.$	210	$209,905
Apex Tool Group, LLC 6.249% (LIBOR 1 Month + 3.75%), 2/01/22(j)		956	926,678
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 6.249% (LIBOR 1 Month + 3.75%), 8/01/25(j)		366	365,226
Gardner Denver, Inc. 5.249% (LIBOR 1 Month + 2.75%), 7/30/24(j)		89	88,537
Gates Global LLC 5.249% (LIBOR 1 Month + 2.75%), 4/01/24(j)		358	353,224
GFL Environmental Inc. 5.499% (LIBOR 1 Month + 3.00%), 5/30/25(j)		389	375,019
Honeywell Technologies SÃ rl (fka Garrett Motion Inc.) 5.110% (LIBOR 3 Month + 2.50%), 9/27/25(j)		144	140,946
Transdigm Inc. 4.999% (LIBOR 1 Month + 2.50%), 6/09/23(j)		681	664,797
Welbilt, Inc. (fka Manitowoc Foodservice, Inc.) 4.999% (LIBOR 1 Month + 2.50%), 10/23/25(c)(j)		58	57,056

			3,181,388

Communications - Media – 0.2%
Townsquare Media, Inc. 5.499% (LIBOR 1 Month + 3.00%), 4/01/22(c)(j)		397	391,928

Communications - Telecommunications – 0.3%
Intelsat Jackson Holdings S.A. 6.625%, 1/02/24		90	89,989
6.989% (LIBOR 1 Month + 4.50%), 1/02/24(j)		54	53,790

30 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

West Corporation 6.629% (LIBOR 3 Month + 4.00%), 10/10/24(j)	U.S.$	517	$483,746

			627,525

Consumer Cyclical - Automotive – 0.5%
Dana Incorporated 2/27/26(c)(k)		528	522,720
Navistar Financial Corporation 6.250% (LIBOR 1 Month + 3.75%), 7/30/25(c)(j)		521	520,181
Navistar, Inc. 6.000% (LIBOR 1 Month + 3.50%), 11/06/24(j)		106	105,573
Panther BF Aggregator 2 LP 3/18/26(c)(k)		41	40,143

			1,188,617

Consumer Cyclical - Entertainment – 0.4%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 5.499% (LIBOR 1 Month + 3.00%), 4/01/24(j)		1,028	1,016,489

Consumer Cyclical - Other – 0.8%
Caesars Resort Collection, LLC (fka Caesars Growth Properties Holdings, LLC) 5.249% (LIBOR 1 Month + 2.75%), 12/23/24(j)		435	428,318
Golden Nugget, Inc. (fka Landry’s Inc.) 5.234% (LIBOR 1 Month + 2.75%), 10/04/23(j)		523	517,796
5.249% (LIBOR 1 Month + 2.75%), 10/04/23(j)		656	649,029
Marriott Ownership Resorts, Inc. 4.749% (LIBOR 1 Month + 2.25%), 8/29/25(c)(j)		356	354,024
Stars Group Holdings B.V. 6.101% (LIBOR 3 Month + 3.50%), 7/10/25(j)		192	191,898

			2,141,065

Consumer Cyclical - Restaurants – 0.8%
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (fka Burger King/Tim Hortons) 4.749% (LIBOR 1 Month + 2.25%), 2/16/24(j)		1,812	1,781,502

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

IRB Holding Corp. (fka Arby’s / Buffalo Wild Wings) 5.739% (LIBOR 1 Month + 3.25%), 2/05/25(j)	U.S.$	224	$218,439

			1,999,941

Consumer Cyclical - Retailers – 0.1%
Specialty Building Products Holdings, LLC 8.249% (LIBOR 1 Month + 5.75%), 10/01/25(c)(j)		300	292,129

Consumer Non-Cyclical – 2.5%
Acadia Healthcare Company, Inc. 4.999% (LIBOR 1 Month + 2.50%), 2/11/22-2/16/23(j)		385	380,945
Air Medical Group Holdings, Inc. 5.739% (LIBOR 1 Month + 3.25%), 4/28/22(j)		1,470	1,382,082
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 10.249% (LIBOR 1 Month + 7.75%), 9/26/25(j)		615	497,561
Arbor Pharmaceuticals, LLC 7.601% (LIBOR 3 Month + 5.00%), 7/05/23(c)(j)		408	355,915
athenahealth, Inc. 7.197% (LIBOR 3 Month + 4.50%), 2/11/26(j)		496	488,918
BI-LO, LLC 10.607% (LIBOR 3 Month + 8.00%), 5/31/24(j)		295	284,992
10.739% (LIBOR 3 Month + 8.00%), 5/31/24(j)		310	298,763
10.783% (LIBOR 3 Month + 8.00%), 5/31/24(j)		310	298,763
Envision Healthcare Corporation 6.249% (LIBOR 1 Month + 3.75%), 10/10/25(j)		278	259,582
Horizon Pharma, Inc. 5.500% (LIBOR 1 Month + 3.00%), 3/29/24(j)		703	702,068
Kinetic Concepts, Inc. 5.851% (LIBOR 3 Month + 3.25%), 2/02/24(j)		309	307,457
Post Holdings, Inc. 4.490% (LIBOR 1 Month + 2.00%), 5/24/24(j)		122	120,501

32 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Regionalcare Hospital Partners Holdings, Inc. 6.982% (LIBOR 1 Month + 4.50%), 11/16/25(j)	U.S.$	912	$900,747
Vizient, Inc. 5.249% (LIBOR 1 Month + 2.75%), 2/13/23(j)		83	82,623

			6,360,917

Energy – 0.2%
California Resources Corporation 12.871% (LIBOR 1 Month + 10.38%), 12/31/21(j)		545	573,580

Other Industrial – 0.2%
HD Supply Waterworks, LTD. 5.626% (LIBOR 3 Month + 3.00%), 8/01/24(j)		62	61,820
Travelport Finance (Luxembourg) S.Ã r.l. 5.184% (LIBOR 3 Month + 2.50%), 3/17/25(j)		439	438,809

			500,629

Services – 0.1%
Camelot U.S. Acquisition 1 Co. (fka Thomson Reuters Intellectual Property & Science) 5.746% (LIBOR 1 Month + 3.25%), 10/03/23(j)		194	192,467

Technology – 0.8%
Avaya Inc. 6.849% (LIBOR 1 Month + 4.25%), 12/15/24(j)		75	74,221
6.734% (LIBOR 2 Month + 4.25%), 12/15/24(j)		123	122,742
Boxer Parent Company Inc. (fka BMC Software, Inc.) 6.851% (LIBOR 3 Month + 4.25%), 10/02/25(j)		798	780,580
MTS Systems Corporation 5.740% (LIBOR 1 Month + 3.25%), 7/05/23(c)(j)		364	359,966
Solera, LLC (Solera Finance, Inc.) 5.249% (LIBOR 1 Month + 2.75%), 3/03/23(j)		679	672,638
Veritas US Inc. 6.999% (LIBOR 1 Month + 4.50%), 1/27/23(j)		78	71,696
7.101% (LIBOR 3 Month + 4.50%), 1/27/23(j)		22	20,107

			2,101,950

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.1%
Avolon TLB Borrower 1 (US) LLC 4.488% (LIBOR 1 Month + 2.00%), 1/15/25(j)	U.S.$	371	$367,697

			21,476,580

Financial Institutions – 0.3%
Insurance – 0.2%
MPH Acquisition Holdings LLC 5.351% (LIBOR 3 Month + 2.75%), 6/07/23(j)		532	514,685

Other Finance – 0.1%
PI UK Holdco II Limited 5.999% (LIBOR 1 Month + 3.50%), 1/03/25(j)		405	396,789

			911,474

Total Bank Loans (cost $22,753,940)			22,388,054

EMERGING MARKETS – SOVEREIGNS – 3.0%
Angola – 0.1%
Angolan Government International Bond 9.50%, 11/12/25(a)		225	255,938

Bahamas – 0.1%
Bahamas Government International Bond 6.00%, 11/21/28(a)		250	262,500

Bahrain – 0.2%
Bahrain Government International Bond 7.00%, 10/12/28(a)		370	396,825

Dominican Republic – 0.2%
Dominican Republic International Bond 7.50%, 5/06/21(a)		620	644,800

Ecuador – 0.2%
Ecuador Government International Bond 10.75%, 3/28/22-1/31/29(a)		493	548,550

Egypt – 0.3%
Egypt Government International Bond 6.125%, 1/31/22(a)		380	384,750
6.20%, 3/01/24(a)		380	384,298

			769,048

34 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

El Salvador – 0.1%
El Salvador Government International Bond 7.75%, 1/24/23(a)	U.S.$	300	$316,500

Gabon – 0.1%
Gabon Government International Bond 6.375%, 12/12/24(a)		270	258,188

Honduras – 0.2%
Honduras Government International Bond 6.25%, 1/19/27(a)		380	399,950

Ivory Coast – 0.1%
Ivory Coast Government International Bond 5.375%, 7/23/24(a)		260	254,150

Jamaica – 0.1%
Jamaica Government International Bond 6.75%, 4/28/28		240	267,048

Kenya – 0.2%
Kenya Government International Bond 5.875%, 6/24/19(a)		240	239,400
6.875%, 6/24/24(a)		240	246,300

			485,700

Lebanon – 0.1%
Lebanon Government International Bond 6.25%, 5/27/22		210	182,619

Mongolia – 0.1%
Mongolia Government International Bond 5.125%, 12/05/22(a)		260	259,759

Nigeria – 0.3%
Nigeria Government International Bond 7.625%, 11/21/25(a)		720	766,800

Oman – 0.1%
Oman Government International Bond 4.125%, 1/17/23(a)		400	382,000

Senegal – 0.1%
Senegal Government International Bond 8.75%, 5/13/21(a)		240	257,700

Sri Lanka – 0.2%
Sri Lanka Government International Bond 5.875%, 7/25/22(a)		260	259,718
6.85%, 3/14/24(a)		255	259,999

			519,717

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ukraine – 0.2%
Ukraine Government International Bond 7.75%, 9/01/21(a)	U.S.$	530	$525,760

Total Emerging Markets – Sovereigns (cost $7,623,750)			7,753,552

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.8%
Risk Share Floating Rate – 2.8%
Bellemeade Re Ltd. Series 2019-1A, Class M2 5.184% (LIBOR 1 Month + 2.70%), 3/25/29(a)(h)		185	184,988
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 4.886% (LIBOR 1 Month + 2.40%), 4/25/31(a)(h)		750	755,227
Series 2019-R01, Class 2M2 4.936% (LIBOR 1 Month + 2.45%), 7/25/31(a)(h)		458	458,329
Series 2019-R02, Class 1M2 4.786% (LIBOR 1 Month + 2.30%), 8/25/31(a)(h)		266	267,524
Federal Home Loan Mortgage Corp. Series 2019-HQA1, Class M2 4.836% (LIBOR 1 Month + 2.35%), 2/25/49(a)(h)		279	280,258
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2017-DNA1, Class M2 5.736% (LIBOR 1 Month + 3.25%), 7/25/29(h)		700	751,169
Series 2017-HQA1, Class M2 6.036% (LIBOR 1 Month + 3.55%), 8/25/29(h)		450	483,983
Series 2018-DNA1, Class M2 4.286% (LIBOR 1 Month + 1.80%), 7/25/30(h)		462	451,013
Series 2018-HQA1, Class M2 4.786% (LIBOR 1 Month + 2.30%), 9/25/30(h)		114	114,107
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C04, Class 1M2 8.186% (LIBOR 1 Month + 5.70%), 4/25/28(h)		130	148,373

36 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C04, Class 2M2 8.036% (LIBOR 1 Month + 5.55%), 4/25/28(h)	U.S.$	184	$204,618
Series 2016-C01, Class 1M2 9.236% (LIBOR 1 Month + 6.75%), 8/25/28(h)		452	523,710
Series 2016-C01, Class 2M2 9.436% (LIBOR 1 Month + 6.95%), 8/25/28(h)		181	207,532
Series 2016-C04, Class 1M2 6.736% (LIBOR 1 Month + 4.25%), 1/25/29(h)		348	382,248
Series 2016-C05, Class 2M2 6.936% (LIBOR 1 Month + 4.45%), 1/25/29(h)		197	214,760
Series 2016-C07, Class 2M2 6.836% (LIBOR 1 Month + 4.35%), 5/25/29(h)		200	218,461
Series 2017-C03, Class 1M2 5.486% (LIBOR 1 Month + 3.00%), 10/25/29(h)		22	23,215
Series 2017-C07, Class 2M2 4.986% (LIBOR 1 Month + 2.50%), 5/25/30(h)		16	16,250
Series 2018-C01, Class 1M2 4.736% (LIBOR 1 Month + 2.25%), 7/25/30(h)		738	742,189
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.484% (LIBOR 1 Month + 2.00%), 3/27/24(a)(h)		411	411,940
Radnor RE Ltd. Series 2019-1, Class M1B 4.436% (LIBOR 1 Month + 1.95%), 2/25/29(a)(h)		290	291,473

Total Collateralized Mortgage Obligations (cost $6,986,397)			7,131,367

EMERGING MARKETS – TREASURIES – 2.7%
Brazil – 2.0%
Brazil Letras do Tesouro Nacional Series LTN Zero Coupon, 10/01/19	BRL	15,120	3,736,460
Brazil Notas do Tesouro Nacional Series NTNF 10.00%, 1/01/23		5,728	1,544,130

			5,280,590

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dominican Republic – 0.2%
Dominican Republic International Bond 16.95%, 2/04/22(a)	DOP	19,200	$445,680

South Africa – 0.5%
Republic of South Africa Government Bond Series 2023 7.75%, 2/28/23	ZAR	3,538	245,226
Series R186 10.50%, 12/21/26		13,315	1,020,181

			1,265,407

Total Emerging Markets – Treasuries (cost $7,239,825)			6,991,677

ASSET-BACKED SECURITIES – 1.6%
Other ABS - Fixed Rate – 1.3%
DB Master Finance LLC Series 2017-1A, Class A2I 3.629%, 11/20/47(a)(c)	U.S.$	595	595,873
Marlette Funding Trust Series 2018-2A, Class C 4.37%, 7/17/28(a)(c)		880	889,656
Series 2018-3A, Class C 4.63%, 9/15/28(a)(c)		756	769,638
Series 2018-4A, Class C 4.91%, 12/15/28(a)(c)		752	768,965
Wendy’s Funding LLC Series 2018-1A, Class A2I 3.573%, 3/15/48(a)(c)		376	370,917

			3,395,049

Autos - Fixed Rate – 0.3%
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 9/15/23(a)		500	531,006
Hertz Vehicle Financing II LP Series 2019-1A, Class C 4.99%, 3/25/23(a)		209	212,035

			743,041

Total Asset-Backed Securities (cost $4,118,172)			4,138,090

EMERGING MARKETS – CORPORATE BONDS – 1.6%
Industrial – 1.6%
Basic – 0.3%
First Quantum Minerals Ltd. 7.00%, 2/15/21(a)		161	162,739
7.25%, 5/15/22(a)		491	492,181

			654,920

38 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.0%
Union Andina de Cementos SAA 5.875%, 10/30/21(a)	U.S.$	116	$118,030

Communications - Telecommunications – 0.3%
MTN Mauritius Investments Ltd. 5.373%, 2/13/22(a)		820	824,674

Consumer Cyclical - Other – 0.3%
Studio City Co., Ltd. 5.875%, 11/30/19(a)		690	694,312

Consumer Non-Cyclical – 0.0%
Tonon Luxembourg SA 9.25%, 1/24/20(b)(c)(e)(i)(l)		266	5,854
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(c)(e)(i)(m)		425	13,477

			19,331

Energy – 0.5%
Petrobras Global Finance BV 5.999%, 1/27/28		784	793,212
6.25%, 3/17/24		311	333,936
ReNew Power Synthetic 6.67%, 3/12/24(a)		200	201,370

			1,328,518

Other Industrial – 0.1%
KOC Holding AS 6.50%, 3/11/25(a)		200	193,078

Transportation - Airlines – 0.1%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		169	170,128

Total Emerging Markets – Corporate Bonds (cost $4,662,175)			4,002,991

COLLATERALIZED LOAN OBLIGATIONS – 0.8%
CLO - Floating Rate – 0.8%
Goldentree Loan Opportunities Ltd. Series 2014-9A, Class DR2 5.752% (LIBOR 3 Month + 3.00%), 10/29/29(a)(c)(h)		520	510,065
Greywolf CLO VI Ltd. Series 2018-1A, Class A1 3.795% (LIBOR 3 Month + 1.03%), 4/26/31(a)(c)(h)		550	541,748

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sound Point CLO XIX Ltd. Series 2018-1A, Class A 3.787% (LIBOR 3 Month + 1.00%), 4/15/31(a)(c)(h)	U.S.$	550	$540,803
TIAA CLO II Ltd. Series 2017-1A, Class A 4.041% (LIBOR 3 Month + 1.28%), 4/20/29(a)(c)(h)		500	498,443

Total Collateralized Loan Obligations (cost $2,119,852)			2,091,059

GOVERNMENTS – SOVEREIGN BONDS – 0.6%
Qatar – 0.3%
Qatar Government International Bond 3.875%, 4/23/23(a)		680	699,550
4.00%, 3/14/29(a)		246	253,530

			953,080

Saudi Arabia – 0.3%
Saudi Government International Bond 4.00%, 4/17/25(a)		685	698,529

Total Governments – Sovereign Bonds (cost $1,602,077)			1,651,609

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.2%
Non-Agency Fixed Rate CMBS – 0.2%
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.191%, 6/15/45(a)(c)		100	94,132
UBS Commercial Mortgage Trust Series 2012-C1, Class D 5.544%, 5/10/45(a)(c)		140	139,315
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class XA 1.691%, 10/15/49(n)		2,673	249,803

			483,250

Non-Agency Floating Rate CMBS – 0.0%
Great Wolf Trust Series 2017-WOLF, Class A 3.484% (LIBOR 1 Month + 0.85%), 9/15/34(a)(h)		39	38,902

Total Commercial Mortgage-Backed Securities (cost $528,566)			522,152

40 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 0.2%
Russia – 0.2%
Russian Federal Bond – OFZ Series 6217 7.50%, 8/18/21 (cost $522,688)	RUB	30,493	$463,007

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Apr 2019; Contracts: 497; Exercise Price: USD 270.00; Counterparty: Morgan Stanley & Co., Inc.(e) (premiums paid $58,665)	USD	13,419,000	27,087

		Shares
SHORT-TERM INVESTMENTS – 1.5%
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.38%(o)(p)(q) (cost $2,800,062)		2,800,062	2,800,062

		Principal Amount (000)
U.S. Treasury Bills – 0.4%
U.S. Treasury Bill Zero Coupon, 5/09/19(r) (cost $902,731)	U.S.$	905	902,741

Total Short-Term Investments (cost $3,702,793)			3,702,803

Total Investments – 94.7% (cost $244,553,145)			243,386,615
Other assets less liabilities – 5.3%			13,523,636

Net Assets – 100.0%			$256,910,251

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional		Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts
Euro-BOBL Futures	48	June 2019	EUR	7,168,792	$(62,511)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	1,606	NZD	2,358	4/26/19	$385
Barclays Bank PLC	RUB	32,163	USD	485	5/16/19	(1,849)
Citibank, NA	GBP	2,108	USD	2,782	4/09/19	35,545
Citibank, NA	BRL	1,812	USD	455	5/03/19	(7,110)
Goldman Sachs Bank USA	NZD	2,357	USD	1,620	4/26/19	13,946
Morgan Stanley Capital Services, Inc.	EUR	19,347	USD	22,336	4/10/19	618,473
Standard Chartered Bank	BRL	1,946	USD	499	4/02/19	2,379
Standard Chartered Bank	USD	502	BRL	1,946	4/02/19	(5,435)
Standard Chartered Bank	BRL	1,946	USD	501	5/03/19	5,446
Standard Chartered Bank	USD	633	KRW	707,030	5/16/19	(10,797)
Standard Chartered Bank	USD	376	INR	26,586	7/16/19	1,727
Standard Chartered Bank	BRL	15,120	USD	3,984	10/10/19	183,846
State Street Bank & Trust Co.	BRL	1,946	USD	501	4/02/19	3,780
State Street Bank & Trust Co.	USD	307	GBP	230	4/09/19	(7,051)
State Street Bank & Trust Co.	EUR	1,750	USD	1,987	4/10/19	23,823
State Street Bank & Trust Co.	USD	462	EUR	408	4/10/19	(5,365)
State Street Bank & Trust Co.	ZAR	6,738	USD	477	4/17/19	10,492
State Street Bank & Trust Co.	ZAR	11,493	USD	788	4/17/19	(7,311)
State Street Bank & Trust Co.	BRL	2,415	USD	624	5/03/19	8,459
State Street Bank & Trust Co.	CAD	433	USD	324	5/09/19	259
State Street Bank & Trust Co.	CAD	419	USD	313	5/09/19	(1,009)
State Street Bank & Trust Co.	MXN	4,608	USD	239	6/13/19	4,760
State Street Bank & Trust Co.	USD	630	MXN	12,047	6/13/19	(16,037)

						$851,356

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price	Expiration Month	Notional (000)	Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(s)	Morgan Stanley & Co., Inc.	497	USD 264.00	April 2019	USD 13,121	$32,782	$(12,674)

42 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00%	Quarterly	3.36%	USD	2,839	$194,150	$105,656	$88,494
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00	Quarterly	3.36	USD	1,529	104,492	54,949	49,543
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.49	USD	7,733	527,678	471,275	56,403
iTraxx-Xover Series 21, 5 Year Index, 6/20/29*	5.00	Quarterly	2.08	EUR	3	42	10	32
iTraxx-Xover Series 30, 5 Year Index, 12/20/23*	5.00	Quarterly	2.74	EUR	152	16,850	15,020	1,830
iTraxx-Xover Series 31, 5 Year Index, 6/20/24*	5.00	Quarterly	2.69	EUR	1,145	141,932	134,174	7,758

						$985,144	$781,084	$204,060

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)			Unrealized Appreciation/ (Depreciation)
USD	4,200	5/03/26	1.771%	3 Month LIBOR	Semi-Annual/ Quarterly	$146,439	$	– 0	–	$146,439
USD	2,680	12/16/26	2.342%	3 Month LIBOR	Semi-Annual/ Quarterly	(11,422)		– 0	–	(11,422)

						$135,017	$	– 0	–	$135,017

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	(5.00)%	Monthly	13.95%	USD	540	$125,241	$67,953	$57,288
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 5/11/63*	(5.00)	Monthly	13.95	USD	1,190	275,994	151,581	124,413

Sale Contracts
Barclays Bank PLC
UPC Holding B.V., 8.375%, 8/15/20, 9/20/19*	5.00	Quarterly	0.13	EUR	424	11,933	13,071	(1,138)
UPC Holding B.V., 8.375%, 8/15/20, 9/20/19*	5.00	Quarterly	0.13	EUR	326	9,179	10,042	(863)
Citibank, NA
UPC Holding B.V., 8.375%, 8/15/20, 9/20/19*	5.00	Quarterly	0.13	EUR	670	18,860	19,987	(1,127)
Credit Suisse International
International Game Technology, 4.750% 2/15/23, 6/20/22*	5.00	Quarterly	1.30	EUR	410	55,458	29,232	26,226
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	315	(39,822)	(21,255)	(18,567)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,052	(132,990)	(72,873)	(60,117)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250% 3/15/25, 12/20/23*	5.00	Quarterly	2.55	USD	400	40,910	38,046	2,864
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.95	USD	1,026	(238,021)	(122,179)	(115,842)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.95	USD	837	(194,123)	(104,666)	(89,457)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.95	USD	836	(193,892)	(107,345)	(86,547)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	46	(5,815)	(3,101)	(2,714)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	592	(74,839)	(42,183)	(32,656)

						$(341,927)	$(143,690)	$(198,237)

*	Termination date

44 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Index	LIBOR	Quarterly/Maturity	USD	1,794	6/20/19	$15,720
Morgan Stanley Capital Services LLC
iBoxx $ Liquid High Yield Index	LIBOR	Quarterly/Maturity	USD	7,149	6/20/19	59,259

						$74,979

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $110,052,265 or 42.8% of net assets.

(b)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2019.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Fair valued by the Adviser.

(e)	Non-income producing security.

(f)	Illiquid security.

(g)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(h)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2019.

(i)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.10% of net assets as of March 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
ABN AMRO Bank NV 7.75%, 5/15/23	3/21/18	$224,545	$228,900	0.09%
Tonon Luxembourg SA 9.25%, 1/24/20	7/24/15	263,580	5,854	0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	3/15/13	425,000	13,477	0.01%

(j)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2019.

(k)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(l)	Defaulted.

(m)	Defaulted matured security.

(n)	IO—Interest Only.

(o)	Affiliated investments.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(q)	The rate shown represents the 7-day yield as of period end.

(r)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(s)	One contract relates to 100 shares.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations: BRL – Brazilian Real CAD – Canadian Dollar DOP – Dominican Peso EUR – Euro GBP – Great British Pound INR – Indian Rupee	KRW – South Korean Won MXN – Mexican Peso NZD – New Zealand Dollar RUB – Russian Ruble USD – United States Dollar ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

46 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

March 31, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $241,753,083)	$240,586,553
Affiliated issuers (cost $2,800,062)	2,800,062
Cash	9,360,747
Cash collateral due from broker	955,989
Foreign currencies, at value (cost $302,579)	264,061
Interest receivable	2,988,813
Receivable for capital stock sold	2,114,010
Unrealized appreciation on forward currency exchange contracts	913,320
Market value on credit default swaps (net premiums paid $329,912)	537,575
Receivable for investment securities sold and foreign currency transactions	332,570
Receivable for variation margin on centrally cleared swaps	82,991
Unrealized appreciation on total return swaps	74,979
Affiliated dividends receivable	21,578
Receivable for terminated credit default swaps	486

Total assets	261,033,734

Liabilities
Options written, at value (premiums received $32,782)	12,674
Payable for investment securities purchased and foreign currency transactions	2,387,314
Market value on credit default swaps (net premiums received $473,602)	879,502
Payable for capital stock redeemed	338,519
Dividends payable	189,805
Advisory fee payable	96,738
Unrealized depreciation on forward currency exchange contracts	61,964
Distribution fee payable	21,924
Administrative fee payable	14,065
Payable for variation margin on futures	2,139
Transfer Agent fee payable	1,723
Directors’ fees payable	663
Accrued expenses and other liabilities	116,453

Total liabilities	4,123,483

Net Assets	$256,910,251

Composition of Net Assets
Capital stock, at par	$25,076
Additional paid-in capital	265,680,993
Accumulated loss	(8,795,818)

$256,910,251

See notes to financial statements.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 47

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$17,475,777	1,703,583	$10.26	*

C	$20,669,497	2,016,104	$10.25

Advisor	$218,734,707	21,352,996	$10.24

R	$10,296	1,003.98	$10.26

K	$10,298	1,004	$10.26

I	$9,676	943	$10.26

*	The maximum offering price per share for Class A shares was $10.72 which reflects a sales charge of 4.25%.

See notes to financial statements.

48 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2019 (unaudited)

Investment Income
Interest	$5,937,894
Dividends
Affiliated issuers	154,983
Other income	950	$6,093,827

Expenses
Advisory fee (see Note B)	687,576
Distribution fee—Class A	22,187
Distribution fee—Class C	104,127
Distribution fee—Class R	25
Distribution fee—Class K	13
Transfer agency—Class A	3,736
Transfer agency—Class C	4,448
Transfer agency—Advisor Class	44,410
Transfer agency—Class R	3
Transfer agency—Class K	3
Transfer agency—Class I	1
Custodian	68,181
Audit and tax	67,188
Administrative	34,368
Registration fees	28,442
Printing	22,528
Legal	21,107
Directors’ fees	12,437
Miscellaneous	11,801

Total expenses	1,132,581
Less: expenses waived and reimbursed by the Adviser (see Note B)	(133,218)

Net expenses		999,363

Net investment income		5,094,464

See notes to financial statements.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 49

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(1,604,563)
Forward currency exchange contracts	50,689
Futures	(48,882)
Options written	26,646
Swaps	697,358
Swaptions written	58,919
Foreign currency transactions	650,425
Net change in unrealized appreciation/depreciation of:
Investments	1,258,823
Forward currency exchange contracts	443,708
Futures	(119,504)
Options written	20,108
Swaps	(306,012)
Foreign currency denominated assets and liabilities	(5,198)

Net gain on investment and foreign currency transactions	1,122,517

Net Increase in Net Assets from Operations	$6,216,981

See notes to financial statements.

50 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2019 (unaudited)		Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,094,464		$10,748,615
Net realized gain (loss) on investment and foreign currency transactions	(169,408)		1,347,281
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,291,925		(5,909,501)

Net increase in net assets from operations	6,216,981		6,186,395
Distributions to Shareholders
Class A	(398,692)		(735,706)
Class C	(387,150)		(692,776)
Advisor Class	(4,973,879)		(8,938,414)
Class R	(213)		(344)
Class K	(226)		(369)
Class I	(224)		(369)
Return of capital
Class A	– 0	–	(36,040)
Class C	– 0	–	(33,937)
Advisor Class	– 0	–	(437,866)
Class R	– 0	–	(17)
Class K	– 0	–	(18)
Class I	– 0	–	(18)
Capital Stock Transactions
Net decrease	(8,588,826)		(64,832,818)

Total decrease	(8,132,229)		(69,522,297)
Net Assets
Beginning of period	265,042,480		334,564,777

End of period	$256,910,251		$265,042,480

See notes to financial statements.

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 51

NOTES TO FINANCIAL STATEMENTS

March 31, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Limited Duration High Income Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. As of March 31, 2019, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class 2 shares are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

abfunds.com	AB LIMITED DURATION HIGH INCOME PORTFOLIO | 53

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable

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data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2019:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$119,271,358		$793,891	(a)	$120,065,249
Corporates – Investment Grade		– 0	–	62,457,918		– 0	–	62,457,918
Bank Loans		– 0	–	19,493,992		2,894,062		22,388,054
Emerging Markets – Sovereigns		– 0	–	7,753,552		– 0	–	7,753,552
Collateralized Mortgage Obligations		– 0	–	7,131,367		– 0	–	7,131,367
Emerging Markets – Treasuries		– 0	–	6,991,677		– 0	–	6,991,677
Asset-Backed Securities		– 0	–	743,041		3,395,049		4,138,090
Emerging Markets – Corporate Bonds		– 0	–	3,983,660		19,331		4,002,991
Collateralized Loan Obligations		– 0	–	– 0	–	2,091,059		2,091,059
Governments – Sovereign Bonds		– 0	–	1,651,609		– 0	–	1,651,609
Commercial Mortgage-Backed Securities		– 0	–	288,705		233,447		522,152
Governments – Treasuries		– 0	–	463,007		– 0	–	463,007

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Investments in Securities:	Level 1			Level 2		Level 3			Total
Options Purchased – Puts	$	– 0	–	$27,087		$	– 0	–	$27,087
Short-Term Investments:
Investment Companies		2,800,062		– 0	–		– 0	–	2,800,062
U.S. Treasury Bills		– 0	–	902,741			– 0	–	902,741

Total Investments in Securities		2,800,062		231,159,714			9,426,839		243,386,615
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	913,320			– 0	–	913,320
Centrally Cleared Credit Default Swaps		– 0	–	985,144			– 0	–	985,144	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	146,439			– 0	–	146,439	(c)
Credit Default Swaps		– 0	–	537,575			– 0	–	537,575
Total Return Swaps		– 0	–	74,979			– 0	–	74,979
Liabilities:
Futures		(62,511)		– 0	–		– 0	–	(62,511	)(c)
Forward Currency Exchange Contracts		– 0	–	(61,964)			– 0	–	(61,964)
Put Options Written		– 0	–	(12,674)			– 0	–	(12,674)
Centrally Cleared Interest Rate Swaps		– 0	–	(11,422)			– 0	–	(11,422	)(c)
Credit Default Swaps		– 0	–	(879,502)			– 0	–	(879,502)

Total		$2,737,551		$232,851,609			$9,426,839		$245,015,999

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade(a)			Bank Loans	Asset-Backed Securities
Balance as of 9/30/18	$	– 0	–	$3,516,154	$1,981,202
Accrued discounts/(premiums)		7,163		3,003	(258)
Realized gain (loss)		– 0	–	(62,232)	– 0	–
Change in unrealized appreciation/depreciation		(36,002)		(76,258)	46,878
Purchases		– 0	–	625,333	2,406,397
Sales/Paydowns		– 0	–	(314,807)	(1,039,170)
Transfers in to Level 3		822,730		721,544	– 0	–
Transfers out of Level 3		– 0	–	(1,518,675)	– 0	–

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	Corporates - Non-Investment Grade(a)		Bank Loans		Asset-Backed Securities
Balance as of 3/31/19	$793,891		$2,894,062		$3,395,049

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19(b)	$(36,002)		$(75,257)		$46,837

	Emerging Markets - Corporate Bonds		Collateralized Loan Obligations		Commercial Mortgage-Backed Securities
Balance as of 9/30/18	$32,391		$1,615,734		$91,814
Accrued discounts/(premiums)	– 0	–	2		(28)
Realized gain (loss)	– 0	–	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(13,060)		(24,527)		3,236
Purchases	– 0	–	499,850		138,425
Sales/Paydowns	– 0	–	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 3/31/19	$19,331		$2,091,059		$233,447

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19(b)	$(13,060)		$(24,527)		$3,236

	Total
Balance as of 9/30/18	$7,237,295
Accrued discounts/(premiums)	9,882
Realized gain (loss)	(62,232)
Change in unrealized appreciation/depreciation	(99,733)
Purchases	3,670,005
Sales/Paydowns	(1,353,977)
Transfers in to Level 3	1,544,274	(c)
Transfers out of Level 3	(1,518,675	)(c)

Balance as of 3/31/19	$9,426,839

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19(b)	$(98,773)

(a)	The Fund held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at March 31, 2019. Securities priced by the third party vendors are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 3/31/19			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade	$	– 0	–	Qualitative Assessment		$0.00 / N/A

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

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In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .95%, 1.70%, .70%, 1.20%, .95% and .70% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Expense Caps may not be terminated before January 31, 2020. For the six months ended March 31, 2019, such reimbursements/waivers amounted to $126,286.

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During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First Quarter of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 48.3% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control

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Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the November 14, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended March 31, 2019, the reimbursement for such services amounted to $34,368.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $22,258 for the six months ended March 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $870 from the sale of Class A shares and received $50 and $683 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended March 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended March 31, 2019, such waiver amounted to $6,932.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended March 31, 2019 is as follows:

Fund	Market Value 9/30/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 3/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$20,504	$58,526	$76,230	$2,800	$155

Brokerage commissions paid on investment transactions for the six months ended March 31, 2019 amounted to $3,842, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Effective January 29, 2016, payments under the Class A plan are limited to .25% of the Fund’s average daily net assets attributable to Class A shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $-0-, $-0- and $-0- for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$38,778,905	$42,304,826
U.S. government securities	4,958,645	882,000

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$4,090,014
Gross unrealized depreciation	(4,231,772)

Net unrealized depreciation	$(141,758)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily

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fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended March 31, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

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The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended March 31, 2019, the Fund held purchased swaptions for hedging and non-hedging purposes. During the six months ended March 31, 2019, the Fund held written swaptions for hedging and non-hedging purposes.

During the six months ended March 31, 2019, the Fund held purchased options for hedging and non-hedging purposes. During the six months ended March 31, 2019, the Fund held written options for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the

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counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2019, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations,

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upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of March 31, 2019, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $1,190,000.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended March 31, 2019, the Fund held total return swaps for hedging and non-hedging purposes.

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The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on futures	$62,511	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	$204,060	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	146,439	*	Receivable/Payable for variation margin on centrally cleared swaps	11,422	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	913,320		Unrealized depreciation on forward currency exchange contracts	61,964

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Investments in securities, at value	$27,087

Equity contracts			Options written, at value	$12,674

Credit contracts	Market value on credit default swaps	537,575	Market value on credit default swaps	879,502

Credit contracts	Unrealized appreciation on total return swaps	74,979

Total		$1,903,460		$1,028,073

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(48,882)	$(119,504)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	50,689	443,708

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(21,964)	– 0	–

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(71,992)	$37,379

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(39,449)	(31,578)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	26,646	20,108

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	58,919	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	20,612	(368,738)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	676,746	62,726

Total		$651,325	$44,101

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended March 31, 2019:

Futures:
Average notional amount of sale contracts	$7,649,072
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,470,445
Average principal amount of sale contracts	$32,311,447

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Purchased Options:
Average notional amount	$10,327,100	(a)
Purchased Swaptions:
Average notional amount	$12,056,750	(b)
Options Written:
Average notional amount	$10,110,000	(a)
Swaptions Written:
Average notional amount	$9,045,667	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$6,880,000
Credit Default Swaps:
Average notional amount of buy contracts	$1,730,000
Average notional amount of sale contracts	$9,143,602
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$5,000,485	(a)
Average notional amount of sale contracts	$6,871,465
Total Return Swaps:
Average notional amount	$8,860,000

(a)	Positions were open for two months during the period.

(b)	Positions were open for three months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$385	$	– 0	–	$	– 0	–	$	– 0	–	$385
Barclays Bank PLC	21,112		(1,849)			– 0	–		– 0	–	19,263
Citibank, NA	54,405		(7,110)			– 0	–		– 0	–	47,295
Credit Suisse International	180,699		– 0	–		– 0	–		– 0	–	180,699
Goldman Sachs Bank USA/Goldman Sachs International	330,850		(330,850)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	15,720		– 0	–		– 0	–		– 0	–	15,720

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	$677,732	$	– 0	–	$	– 0	–	$	– 0	–	$677,732
Standard Chartered Bank	193,398		(16,232)			– 0	–		– 0	–	177,166
State Street Bank & Trust Co.	51,573		(36,773)			– 0	–		– 0	–	14,800

Total	$1,525,874		$(392,814)		$	– 0	–	$	– 0	–	$1,133,060	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank PLC	$1,849	$(1,849)	$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	7,110	(7,110)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	172,812	– 0	–	– 0	–	(172,812)	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	706,690	(330,850)	– 0	–	(314,214)	61,626
Standard Chartered Bank	16,232	(16,232)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	36,773	(36,773)	– 0	–	– 0	–	– 0	–

Total	$941,466	$(392,814)	$	– 0	–	$(487,026)	$61,626	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used

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NOTES TO FINANCIAL STATEMENTS (continued)

when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of March 31, 2019, the Fund had no bridge loan commitment outstanding.

During the six months ended March 31, 2019, the Fund did not receive commitment fees or additional funding fees.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Six Months Ended March 31, 2019 (unaudited)		Year Ended September 30, 2018		Six Months Ended March 31, 2019 (unaudited)			Year Ended September 30, 2018

Class A
Shares sold	611,496		591,674			$6,137,598		$6,093,196

Shares issued in reinvestment of dividends and distributions	25,433		51,855			256,572		532,687

Shares converted from Class C	1,973		3,893			20,034		40,100

Shares redeemed	(683,884)		(1,167,192)			(6,829,622)		(12,014,088)

Net decrease	(44,982)		(519,770)			$(415,418)		$(5,348,105)

Class C
Shares sold	418,106		271,152			$4,196,250		$2,798,201

Shares issued in reinvestment of dividends and distributions	22,347		43,252			225,343		443,976

Shares converted to Class A	(1,975)		(3,895)			(20,034)		(40,100)

Shares redeemed	(515,616)		(822,329)			(5,196,191)		(8,453,666)

Net decrease	(77,138)		(511,820)			$(794,632)		$(5,251,589)

Advisor Class
Shares sold	5,234,267		8,618,728			$52,680,336		$88,497,070

Shares issued in reinvestment of dividends and distributions	331,994		636,930			3,346,861		6,532,813

Shares redeemed	(6,296,027)		(14,497,867)			(63,405,973)		(149,263,022)

Net decrease	(729,766)		(5,242,209)			$(7,378,776)		$(54,233,139)

Class R
Shares sold	– 0	–	1		$	– 0	–	$5

Net increase	– 0	–	1		$	– 0	–	$5

Class K
Shares sold	– 0	–	0	(a)	$	– 0	–	$5

Net increase	– 0	–	– 0	–	$	– 0	–	$5

Class I
Shares sold	– 0	–	0	(a)	$	– 0	–	$5

Net increase	– 0	–	– 0	–	$	– 0	–	$5

(a)	Amount is less than one share.

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There were no transactions in capital shares for Class R, Class K and Class I for the six months ended March 31, 2019.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the real value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 2019.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$10,367,978	$12,196,920

Total taxable distributions paid	10,367,978	12,196,920
Return of capital	507,896	– 0	–

Total distributions paid	$10,875,874	$12,196,920

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(7,118,307	)(a)
Unrealized appreciation/(depreciation)	(1,790,535	)(b)

Total accumulated earnings/(deficit)	$(8,908,842	)(c)

(a)

As of September 30, 2018, the Fund had a net capital loss carryforward of $7,118,307. During the fiscal year, the Fund utilized $358,930 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2018, the Fund had a net short-term capital loss carryforward of $1,381,020 and a net long-term capital loss carryforward of $5,737,287 which may be carried forward for an indefinite period.

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NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended March 31, 2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 10.24		$ 10.40		$ 10.31		$ 9.97		$ 10.49		$ 10.60

Income From Investment Operations

Net investment income(a)(b)	.20		.38		.33		.34		.39		.38

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05		(.16)		.12		.37		(.39)		(.06)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.25		.22		.45		.71		– 0	–	.32

Less: Dividends and Distributions

Dividends from net investment income	(.23)		(.36)		(.36)		(.37)		(.48)		(.41)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Tax return of capital	– 0	–	(.02)		– 0	–	– 0	–	(.04)		– 0	–

Total dividends and distributions	(.23)		(.38)		(.36)		(.37)		(.52)		(.43)

Net asset value, end of period	$ 10.26		$ 10.24		$ 10.40		$ 10.31		$ 9.97		$ 10.49

Total Return

Total investment return based on net asset value(d)	2.45%		2.23%		4.44%		7.29	%+	(.09)%		2.99%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$17,476		$17,897		$23,596		$27,656		$32,515		$56,628

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.95	%^	.95%		.95%		1.04%		1.05%		1.05%

Expenses, before waivers/reimbursements(e)‡	1.06	%^	1.05%		1.04%		1.11%		1.13%		1.13%

Net investment income(b)	3.93	%^	3.69%		3.18%		3.42%		3.77%		3.57%

Portfolio turnover rate	18%		39%		46%		57%		40%		40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%		.02%		.01%		– 0	–	– 0	–

See footnote summary on page 88.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended March 31, 2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 10.23		$ 10.40		$ 10.30		$ 9.96		$ 10.48		$ 10.59

Income From Investment Operations

Net investment income(a)(b)	.16		.30		.25		.27		.32		.31

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05		(.16)		.13		.37		(.40)		(.07)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.21		.14		.38		.64		(.08)		.24

Less: Dividends and Distributions

Dividends from net investment income	(.19)		(.30)		(.28)		(.30)		(.40)		(.33)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Tax return of capital	– 0	–	(.01)		– 0	–	– 0	–	(.04)		– 0	–

Total dividends and distributions	(.19)		(.31)		(.28)		(.30)		(.44)		(.35)

Net asset value, end of period	$ 10.25		$ 10.23		$ 10.40		$ 10.30		$ 9.96		$ 10.48

Total Return

Total investment return based on net asset value(d)	2.07%		1.37%		3.76%		6.52	%+	(.79)%		2.27%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$20,669		$21,412		$27,083		$30,478		$29,336		$32,323

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.70	%^	1.70%		1.70%		1.77%		1.75%		1.75%

Expenses, before waivers/reimbursements(e)‡	1.81	%^	1.80%		1.79%		1.85%		1.84%		1.84%

Net investment income(b)	3.18	%^	2.95%		2.43%		2.68%		3.07%		2.87%

Portfolio turnover rate	18%		39%		46%		57%		40%		40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%		.02%		.01%		– 0	–	– 0	–

See footnote summary on page 88.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended March 31, 2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 10.22		$ 10.39		$ 10.30		$ 9.95		$ 10.48		$ 10.59

Income From Investment Operations

Net investment income(a)(b)	.21		.41		.36		.37		.42		.41

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05		(.17)		.12		.38		(.40)		(.06)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.26		.24		.48		.75		.02		.35

Less: Dividends and Distributions

Dividends from net investment income	(.24)		(.39)		(.39)		(.40)		(.50)		(.44)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Tax return of capital	– 0	–	(.02)		– 0	–	– 0	–	(.05)		– 0	–

Total dividends and distributions	(.24)		(.41)		(.39)		(.40)		(.55)		(.46)

Net asset value, end of period	$ 10.24		$ 10.22		$ 10.39		$ 10.30		$ 9.95		$ 10.48

Total Return

Total investment return based on net asset value(d)	2.58%		2.38%		4.80%		7.69	%+	.11%		3.30%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$218,735		$225,703		$283,856		$268,421		$217,429		$296,386

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.70	%^	.69%		.70%		.77%		.75%		.75%

Expenses, before waivers/reimbursements(e)‡	.80	%^	.80%		.79%		.84%		.84%		.84%

Net investment income(b)	4.18	%^	3.94%		3.45%		3.66%		4.07%		3.86%

Portfolio turnover rate	18%		39%		46%		57%		40%		40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%		.02%		.01%		– 0	–	– 0	–

See footnote summary on page 88.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended March 31, 2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 10.23		$ 10.40		$ 10.31		$ 9.97		$ 10.49		$ 10.60

Income From Investment Operations

Net investment income(a)(b)	.19		.35		.31		.32		.37		.36

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05		(.16)		.11		.37		(.40)		(.07)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.24		.19		.42		.69		(.03)		.29

Less: Dividends and Distributions

Dividends from net investment income	(.21)		(.34)		(.33)		(.35)		(.45)		(.38)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Tax return of capital	– 0	–	(.02)		– 0	–	– 0	–	(.04)		– 0	–

Total dividends and distributions	(.21)		(.36)		(.33)		(.35)		(.49)		(.40)

Net asset value, end of period	$ 10.26		$ 10.23		$ 10.40		$ 10.31		$ 9.97		$ 10.49

Total Return

Total investment return based on net asset value(d)	2.42%		1.87%		4.17%		7.03%		(.31)%		2.76%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10		$10		$10		$10		$10		$11

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.20	%^	1.20%		1.20%		1.28%		1.25%		1.25%

Expenses, before waivers/reimbursements(e)‡	1.31	%^	1.32%		1.30%		1.35%		1.33%		1.34%

Net investment income(b)	3.66	%^	3.43%		2.96%		3.17%		3.55%		3.38%

Portfolio turnover rate	18%		39%		46%		57%		40%		40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%		.02%		.01%		– 0	–	– 0	–

See footnote summary on page 88.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended March 31, 2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 10.23		$ 10.40		$ 10.31		$ 9.96		$ 10.49		$ 10.60

Income From Investment Operations

Net investment income(a)(b)	.20		.38		.33		.34		.39		.39

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05		(.17)		.12		.38		(.40)		(.07)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.25		.21		.45		.72		(.01)		.32

Less: Dividends and Distributions

Dividends from net investment income	(.22)		(.36)		(.36)		(.37)		(.48)		(.41)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Tax return of capital	– 0	–	(.02)		– 0	–	– 0	–	(.04)		– 0	–

Total dividends and distributions	(.22)		(.38)		(.36)		(.37)		(.52)		(.43)

Net asset value, end of period	$ 10.26		$ 10.23		$ 10.40		$ 10.31		$ 9.96		$ 10.49

Total Return

Total investment return based on net asset value(d)	2.55%		2.12%		4.43%		7.40	%+	(.16)%		3.01%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10		$10		$10		$10		$10		$11

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.95	%^	.95%		.95%		1.03%		1.00%		1.00%

Expenses, before waivers/reimbursements(e)‡	1.05	%^	1.06%		1.04%		1.08%		1.07%		1.08%

Net investment income(b)	3.94	%^	3.67%		3.21%		3.41%		3.80%		3.63%

Portfolio turnover rate	18%		39%		46%		57%		40%		40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%		.02%		.01%		– 0	–	– 0	–

See footnote summary on page 88.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended March 31, 2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 10.24		$ 10.40		$ 10.31		$ 9.97		$ 10.49		$ 10.60

Income From Investment Operations

Net investment income(a)(b)	.21		.40		.36		.37		.42		.42

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05		(.15)		.12		.37		(.39)		(.07)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.26		.25		.48		.74		.03		.35

Less: Dividends and Distributions

Dividends from net investment income	(.24)		(.39)		(.39)		(.40)		(.50)		(.44)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Tax return of capital	– 0	–	(.02)		– 0	–	– 0	–	(.05)		– 0	–

Total dividends and distributions	(.24)		(.41)		(.39)		(.40)		(.55)		(.46)

Net asset value, end of period	$ 10.26		$ 10.24		$ 10.40		$ 10.31		$ 9.97		$ 10.49

Total Return

Total investment return based on net asset value(d)	2.58%		2.47%		4.69%		7.60	%+	.26%		3.35%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10		$10		$10		$10		$9		$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.70	%^	.70%		.70%		.78%		.75%		.75%

Expenses, before waivers/reimbursements(e)‡	.77	%^	.77%		.75%		.84%		.84%		.84%

Net investment income(b)	4.16	%^	3.93%		3.46%		3.70%		4.10%		3.95%

Portfolio turnover rate	18%		39%		46%		57%		40%		40%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.01%		.02%		.01%		– 0	–	– 0	–

See footnote summary on page 88.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended March 31, 2019 and the years ended September 30, 2018 and September 30, 2017, such waiver amounted to .01%, .01% and .02%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

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RESULTS OF STOCKHOLDER MEETING

(unaudited)

A Special Meeting of Stockholders of the AB Bond Fund, Inc. (the “Company”)—AB Limited Duration High Income Portfolio (the “Fund”) was held on October 11, 2018 and adjourned until November 14, 2018. A description of the proposals and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Directors for the Company, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For:	Authority Withheld:
Michael J. Downey	552,116,673	8,282,940
William H. Foulk, Jr.*	551,877,052	8,522,561
Nancy P. Jacklin	552,933,422	7,466,191
Robert M. Keith	552,821,117	7,578,496
Carol C. McMullin	553,112,515	7,287,098
Gary L. Moody	552,308,024	8,091,589
Marshall C. Turner, Jr.	552,161,346	8,238,266
Earl D. Weiner	551,845,466	8,554,147

2.	To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For:	Voted Against:	Abstain:	Broker Non-Votes:
11,065,444	69,109	336,964	3,982,847

*	Mr. Foulk retired December 31, 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President Jacqueline Pincus(2), Vice President William Smith(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and
Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its Limited Duration High Income Investment Team.
Mr. Gershon M. Distenfeld, Mr. William Smith and Ms. Jacqueline Pincus are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

90 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Bond Fund, Inc. in respect of AB Limited Duration High Income Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at a meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of

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certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

92 | AB LIMITED DURATION HIGH INCOME PORTFOLIO	abfunds.com

the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

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(the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

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offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific

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services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Limited Duration High Income Portfolio (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory

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Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund

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will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory

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accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and

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presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB LIMITED DURATION HIGH INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

LDHI-0152-0319

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 24, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 24, 2019